UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 7, 2009

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

207 High Point Drive, Building 100, Victor, NY 14564
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 8, 2009, Constellation Brands, Inc. (the “Company”), a Delaware corporation, issued a news release (the “release”) announcing its financial condition and results of operations as of and for the fourth quarter and fiscal year ended February 28, 2009.  A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The projections constituting the guidance included in the release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these forecasts.  In this regard, see the information included in the release under the caption “Forward-Looking Statements.”

The information in the release is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  Such information may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

The release contains non-GAAP financial measures; in the release these are referred to as “comparable,” “organic” or “constant currency” measures.  For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.  In this regard, GAAP refers to generally accepted accounting principles in the United States.  Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Comparable measures, organic net sales measures and constant currency measures are provided because management uses this information in evaluating the results of the continuing operations of the Company and/or in internal goal setting.  In addition, the Company believes this information provides investors better insight on underlying business trends and results in order to evaluate year over year financial performance.  As such, the following items, when appropriate, are excluded from comparable results:  the flow through of adverse grape cost associated with an acquisition; the flow through of inventory step-up associated with acquisitions and investments in equity method investees; accelerated depreciation in connection with certain restructuring activities; the write-down of inventory in connection with certain restructuring and/or integration activities, the disposal of a business and other items; other costs incurred in connection with certain restructuring and/or integration activities; the loss on disposal in connection with the Company’s contribution of its U.K. wholesale business to the Matthew Clark joint venture and the provision for income taxes in connection with the repatriation of proceeds associated with this transaction; losses in connection with the disposal of a business and/or assets, including assets held for sale; realized gain on a prior asset sale; the write-off of certain property, plant and equipment; impairments of certain goodwill and intangible assets; restructuring charges; acquisition-related integration costs; impairments of certain equity method investments; the recognition of income tax expense in connection with the gain on settlement of certain foreign currency economic hedges; a valuation allowance against net operating loss carryforwards in Australia; and a tax benefit related to prior period stock option exercises.  The Company acquired the SVEDKA Vodka brand and related business on March 19, 2007 and acquired Beam Wine Estates, Inc. (“BWE”) on December 17, 2007.  In addition, the Company formed the Matthew Clark joint venture effective April 17, 2007; divested the Almaden and Inglenook branded wines effective February 28, 2008 and certain Pacific Northwest wine brands on June 5, 2008; and exited certain spirits production contracts in connection with the sale of a Canadian distilling facility on August 31, 2008.  Accordingly, during the indicated periods, organic net sales measures exclude the net sales of SVEDKA Vodka, BWE products, the U.K. wholesale business, Almaden and Inglenook branded wine, certain Pacific Northwest wine brands, or certain spirits production contracts, or include the net sales of U.K. branded wine, as appropriate.  Constant currency measures exclude the impact of year over year currency exchange rate fluctuations.

Item 2.05.	Costs Associated with Exit or Disposal Activities.

On an ongoing basis, Constellation Brands, Inc. (the “Company”) seeks to maximize asset utilization, reduce costs and improve long-term return on invested capital throughout its operations.  In connection with these efforts, the Company has conducted a strategic review of its global business and, on April 7, 2009, committed to the principal features of a plan, the “Global Initiative,” to simplify its business, increase efficiencies and reduce its cost structure on a global basis.  The Company expects these actions will result in the elimination of approximately five percent of its global workforce and the closure of certain office, production and warehouse facilities.  In addition to the costs associated with the elimination of employee positions, the Global Initiative includes the termination of certain contracts, and a streamlining of the Company’s production footprint and sales and administrative organizations. In addition, during the fiscal year ending February 28, 2010 (“Fiscal 2010”), the Company initiated other non-material restructuring activities primarily in connection with the consolidation of the Company’s remaining spirits business into its North American operations following the recent disposition of its value spirits business.  Such non-material activities are included collectively with the information provided with respect to the Global Initiative.  The Company currently expects the Global Initiative to be substantially complete by the end of the Company’s fiscal year 2011 which ends on February 28, 2011 (“Fiscal 2011”).

As further detailed in the table below, the Company expects to incur approximately $51 million of total restructuring charges in connection with the Global Initiative and approximately $32 million of other related costs, all of which charges and costs are expected to be recorded in the Company’s results of operations during Fiscal 2010 and Fiscal 2011.  Additionally, the Company expects to record accelerated depreciation of approximately $29 million for expected disposals of certain property, plant and equipment during Fiscal 2010 and Fiscal 2011.  In connection with the Global Initiative, the Company expects to incur aggregate cash charges of approximately $83 million during Fiscal 2010 and Fiscal 2011, and an aggregate of approximately $29 million of non-cash charges during Fiscal 2010 and Fiscal 2011.  The following table sets forth the Company’s current expectations regarding the Global Initiative:

	Estimated Pretax Charges During Fiscal 2010	Estimated Pretax Charges During Fiscal 2011	Estimated Pretax Charges Total
(in millions)
Restructuring charges:
Employee termination costs (cash) (1)	$25	$-	$25
Contract termination costs (cash) (2)	19	3	22
Other associated costs (cash)	4	-	4
Total restructuring charges (cash)	48	3	51
Other related costs (cash)	32	-	32
Accelerated depreciation (non-cash)	26	3	29
Total costs	$106	$6	$112

Total cash charges	$80	$3	$83
Total non-cash charges	$26	$3	$29

(1) The Company estimates that actual employee termination costs could range from $20 million to $30 million depending on the final implementation of the Global Initiative.
(2) The Company may incur additional contract termination costs of up to $10 million as a result of the outcome of the negotiation of certain contract exits.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements.  All statements other than statements of historical fact included in this Current Report on Form 8-K, including statements regarding the Company’s business plans, elimination of employee positions, expected restructuring charges, other related costs, and accelerated depreciation, all of which are in connection with the Global Initiative, are forward-looking statements.  All forward-looking statements speak only as of the date of this Current Report on Form 8-K.  The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and the markets in which the Company competes, the forward-looking statements of the Company contained in this Current Report on Form 8-K are also subject to the following risks and uncertainties:  the Company’s restructuring charges, other related costs, and accelerated depreciation, all of which are in connection with the Global Initiative, may vary materially from management’s current estimates of these charges and costs due to variations in anticipated headcount reductions, contract terminations, production footprint and sales and administrative organization, and other costs and timing in implementation, and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended February 29, 2008, its Quarterly Report on Form 10-Q for the fiscal quarter ended November 30, 2008, and other Securities and Exchange Commission filings.

Item 7.01.	Regulation FD Disclosure.

On April 8, 2009, the Company issued a news release, a copy of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.  Among other items, the news release provided information about the Company’s plans to simplify its business, increase efficiencies and reduce its cost structure on a global basis.  The release also provided information regarding the Company’s financial condition and results of operations as of and for the fourth quarter and fiscal year ended February 28, 2009 and guidance regarding the Company’s fiscal year ending February 28, 2010, together with certain related assumptions.  The projections constituting the guidance included in the news release involve risks and uncertainties, the outcome of which cannot be foreseen at this time and, therefore, actual results may vary materially from these projections.  In this regard, see the information included in the news release under the caption “Forward-Looking Statements.”

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference.  The information in the news release attached as Exhibit 99.1 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	News Release of Constellation Brands, Inc. dated April 8, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2009	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	News Release of Constellation Brands, Inc. dated April 8, 2009.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.